UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2004

BIO-key International, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-13463	41-1741861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Corporate Center Drive, Suite 175
Eagan, MN 55121
(Address of principal executive offices)

(651) 687-0414
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departures of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officers.

                On November 1, 2004, Gary E. Wendt retired from his position as Chief Financial Officer of BIO-key International, Inc. (the “Company”) and as a member of the Company’s Board of Directors.  As previously disclosed by the Company on Form 8-K filed with the Securities and Exchange Commission on September 21, 2004, Harlan Plumley has succeeded Mr. Wendt as Chief Financial Officer of the Company.  The Board of Directors has not filled the vacancy resulting from Mr. Wendt’s resignation as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: November 2, 2004
	By:	/s/ Michael W. DePasquale
Michael W. DePasquale
Chief Executive Officer